Exhibit 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Agios Pharmaceuticals, Inc. (the “Company”) for the fiscal quarter ended September 30, 2016, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, Andrew Hirsch, Chief Financial Officer of the Company, hereby certifies, pursuant to 18 U.S.C. Section 1350, that, to his knowledge on the date hereof:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 3, 2016

/s/ Andrew Hirsch
Andrew Hirsch
Chief Financial Officer
(principal financial officer)